PROSPECTUS
                                                        October 2,     1995

   Putnam American Renaissance Fund
Putnam Basic Value Fund
   Putnam Research Fund
INVESTMENT STRATEGY:  GROWTH

Putnam Balanced Fund
Putnam Global Utilities Fund
Putnam Real Estate Opportunities Fund
INVESTMENT STRATEGY:  GROWTH AND INCOME

This prospectus explains concisely what you should know before
investing in shares of Putnam    American Renaissance Fund,
Putnam     Basic Value Fund, Putnam Balanced Fund, Putnam Global
Utilities Fund    ,     Putnam Real Estate Opportunities    Fund
or Putnam Research     Fund (collectively, the "funds" and each a
       "fund"), each a portfolio of Putnam Investment Funds (the "Trust"). Please read it carefully and keep it for future reference. You can find more detailed information in the
   October 2    , 1995 statement of additional information
("SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL    AMOUNT INVESTED    .

                          BOSTON * LONDON * TOKYO

ABOUT THE FUNDS

EXPENSES SUMMARY                                                      4
   This section describes the sales charges, management fees, and annual operating expenses that apply to a fund's shares. Use it to help you estimate the impact of transaction costs on your investment over time.

FINANCIAL HIGHLIGHTS                                                  6
   Study this table to see, among other things, how a fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

OBJECTIVES                                                           11
   Read this section to make sure a fund's     objectives are
   consistent with your own.

HOW THE FUNDS PURSUE THEIR OBJECTIVES                                    11
This section explains in detail how a fund seeks its investment objectives.

HOW PERFORMANCE IS SHOWN                                             27
   This section describes and defines the measures used to assess a fund's performance. All data are based on a fund's past investment results and do not predict future performance.

HOW THE FUNDS ARE MANAGED                                            28
   Consult this section for information about a fund's management, allocation of a fund's expenses, and how purchases and sales of securities are made for the fund.

ORGANIZATION AND HISTORY                                             30
   In this section, you will learn when a fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES                                                    32
   This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on shares.

DISTRIBUTION    PLAN                                                     35
This section tells you what distribution fees are charged against shares of a fund.

HOW TO SELL SHARES                                                   36
   In this section you can learn how to sell shares of a fund, either directly to the fund or through an investment dealer.

HOW TO EXCHANGE SHARES                                               37
   Find out in this section how you may exchange shares of a fund for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

HOW    A     FUND VALUES ITS SHARES                                      38
This section explains how a fund determines the value of its shares.

HOW    A FUND MAKES     DISTRIBUTIONS    TO SHAREHOLDERS;
TAX INFORMATION                                                          38
This section describes the various options you have in choosing how to receive dividends from a fund. It also discusses the federal tax status of the payments and counsels shareholders to seek specific advice about their own situation.

ABOUT PUTNAM INVESTMENTS, INC.                                       40

   Read this section to learn more about the companies that provide the marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX                                                             41
Securities ratings
   ABOUT THE FUNDS

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing
       . The following table summarizes your maximum transaction costs from investing in a fund and estimated expenses which each
fund expects to incur in    the current     fiscal year.  The
   examples show     the         cumulative expenses attributable
to a hypothetical $1,000 investment over specified periods.

SHAREHOLDER    TRANSACTION EXPENSES

Maximum    sales charge imposed
on    purchases     (as a percentage
of offering price)                     5.75%

Deferred    sales charge     (as a
percentage of the lower of
original purchase price or
redemption proceeds)                   NONE*

ANNUAL    FUND OPERATING EXPENSES
(as a percentage of average net assets)

                       American                                         Global      Real Estate
                     Renaissance    Basic Value       Balanced         Utilities   Opportunities       Research
                         Fund        Fund               Fund             Fund          Fund            Fund

Management    fees            0%        0%                 0%               0%            0%              0%
(after expense limitation)
Other    expenses        1.01%         1.09%            0.79%            0.69%         1.09%          1.01%
(after expense limitation)
Total    fund operating
   expenses              1.01%         1.09%            0.79%            0.69%         1.09%          1.01%
(after expense limitation)

The table is provided to help you understand the expenses of investing in a fund and your share of the operating
expenses that each fund expects to incur during    the current     fiscal
 year.  The estimated annual management fees
and "Other    expenses    " shown in the table reflect an expense limitation
currently in effect.  In the absence of the expense limitation, management
fees, "Other    expenses    " and total fund operating expenses would be
as follows:

                      American                                          Global      Real Estate
                     Renaissance    Basic Value       Balanced         Utilities   Opportunities       Research
                         Fund        Fund               Fund             Fund          Fund            Fund

Management Fees          0.70%        0.70%             0.65%            0.80%         0.70%          0.65%
Other Expenses          1.41%          1.49%            1.49%            1.70%         1.49%          1.41%
Total Fund
 Operating Expenses     2.11%          2.19%            2.14%            2.50%         2.19%          2.06%


"Other    expenses    " are based on estimated amounts for each fund's
 first fiscal year.

   EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                              1 year     3 years

   American Renaissance Fund                   $67    $88
Basic Value Fund                               $68        $90
Balanced Fund                                  $65        $81
Global Utilities Fund                          $64        $78
Real Estate Opportunities Fund                 $68        $90
   Research Fund                               $67    $88

The    examples do     not represent past or future expense
levels.  Actual expenses may be greater or less than those shown.
Federal regulations require the    examples     to assume a 5%
annual return, but actual annual return    varies    .

*      A deferred sales charge of up to 1.00% is assessed
       on certain redemptions of shares that were
       purchased without an initial sales charge        .
       See "How to buy shares."

FINANCIAL HIGHLIGHTS

The         following    tables     present unaudited per share
financial information for the    Basic Value, Balanced, Global
Utilities and Real Estate Opportunities     funds.     The
American Renaissance and Research funds commenced operations on
October 2, 1995.      The financial statements included in    the
semi-annual reports     to shareholders for the period ended
February 28, 1995 for    the     Basic Value         and
Real Estate Opportunities    funds     and for the period ended
March 31, 1995 for    the     Balanced         and         Global
Utilities    funds     are incorporated by reference into this
prospectus.

PUTNAM BASIC VALUE FUND
FINANCIAL    HIGHLIGHTS
(For a share outstanding throughout the period)

                                               January 3, 1995
                                                (commencement
                                                of operations)
                                               to February 28,
                                                       1995*+

  NET ASSET VALUE, BEGINNING OF PERIOD               $8.50
  INVESTMENT OPERATIONS:
  Net investment income                                .04(a)
  Net realized and unrealized
  gain on investments                                  .30
  TOTAL FROM INVESTMENT OPERATIONS                     .34(a)
  LESS DISTRIBUTIONS FROM:
  Net investment income                                 --
  Net realized gain on investments                      --
  TOTAL DISTRIBUTIONS                                   --
  NET ASSET VALUE, END OF PERIOD                     $8.84
  TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE (%)(b)                              4.00(c)
  NET ASSETS, END OF PERIOD (in thousands)          $1,750
  Ratio of expenses to average net assets (%)          .20(a)(c)
  Ratio of net investment income
   to average net assets (%)                           .49(a)(c)
  Portfolio turnover (%)                             30.87(c)

*    Unaudited.
+ Per share net investment income for the period January 3, 1995 (commencement of operations) to February 28, 1995 has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.01 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Not annualized.

PUTNAM BALANCED FUND
FINANCIAL    HIGHLIGHTS
(For a share outstanding throughout the period)



                                          January 9, 1995
                                            (commencement
                                        of operations) to
                                         March 31, 1995*+

NET ASSET VALUE, BEGINNING OF PERIOD            $8.51
INVESTMENT OPERATIONS:
Net investment income                             .06(a)
Net realized and unrealized
gain on investments                               .60
TOTAL FROM INVESTMENT OPERATIONS                  .66(a)
LESS DISTRIBUTIONS FROM:
Net investment income                              --
Net realized gain on investments                   --
TOTAL DISTRIBUTIONS                                --
NET ASSET VALUE, END OF PERIOD                  $9.17
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(b)                           7.76(c)
NET ASSETS, END OF PERIOD (in thousands)          $1,693
Ratio of expenses to average net assets (%)       .18(a)(c)
Ratio of net investment income
to average net assets (%)                         .77(a)(c)
Portfolio turnover (%)                          35.35(c)

*    Unaudited.
+ Per share net investment income for the period January 9, 1995 (commencement of operations) to March 31, 1995 has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.05 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Not annualized.

PUTNAM GLOBAL UTILITIES FUND
FINANCIAL    HIGHLIGHTS
(For a share outstanding throughout the period)

                                          January 11, 1995
                                              commencement
                                         of operations) to
                                          March 31, 1995*+

NET ASSET VALUE, BEGINNING OF PERIOD             $8.05
INVESTMENT OPERATIONS:
Net investment income                              .06(a)
Net realized and unrealized
loss on investments                                .34(a)**
TOTAL FROM INVESTMENT OPERATIONS                   .40(a)
LESS DISTRIBUTIONS FROM:
Net investment income                              --
Net realized gain on investments                   --
TOTAL DISTRIBUTIONS                                --
NET ASSET VALUE, END OF PERIOD                        $8.45
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(b)                            4.97(c)
NET ASSETS, END OF PERIOD (in thousands)     $1,553
Ratio of expenses to average net assets (%)        .01(c)
Ratio of net investment income
to average net assets (%)                          .70(c)
Portfolio turnover (%)                            8.84(c)

*    Unaudited.
** The per share amount does not correspond with the net realized and unrealized loss for the fund for the period due to the timing of the sales of fund shares and the amount of per share realized and unrealized gains and losses at such times.
+ Per share net investment income for the period January 11, 1995 (commencement of operations) to March 31, 1995 has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.02 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)  Not annualized.

PUTNAM REAL ESTATE OPPORTUNITIES FUND
FINANCIAL    HIGHLIGHTS
(For a share outstanding throughout the period)

                                               January 3, 1995
                                                 (commencement
                                                of operations)
                                               to February 28,
                                                        1995*+

  NET ASSET VALUE, BEGINNING OF PERIOD                $8.50
  INVESTMENT OPERATIONS:
  Net investment income                                 .06
  Net realized and unrealized
  loss on investments                                  (.09)(a)
  TOTAL FROM INVESTMENT OPERATIONS                     (.03)(a)
  LESS DISTRIBUTIONS FROM:
  Net investment income                                 --
  Net realized gain on investments                      --
  TOTAL DISTRIBUTIONS                                   --
  NET ASSET VALUE, END OF PERIOD                      $8.47
  TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE (%)(b)                               (.35)
  Net assets, end of period (in thousands)        $1,557
  Ratio of expenses to average net assets (%)           .08(a)(c)
  Ratio of net investment income
  to average net assets (%)                             .71(a)(c)
  Portfolio turnover (%)                              33.64(c)

*    Unaudited.
+ Per share net investment income for the period January 3, 1995 (commencement of operations) to February 28, 1995 has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.02 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
     (c)  Not annualized.
OBJECTIVES

             PUTNAM AMERICAN RENAISSANCE FUND seeks capital appreciation.

          PUTNAM BASIC VALUE FUND seeks long-term capital appreciation.

          PUTNAM BALANCED FUND seeks capital growth and current income.

          PUTNAM GLOBAL UTILITIES FUND seeks capital growth and current income. The fund concentrates its investments in securities issued by companies in the utilities industries.

          PUTNAM REAL ESTATE OPPORTUNITIES FUND seeks capital growth and current income. The fund concentrates its investments in securities issued by companies in the real estate industries.

             PUTNAM RESEARCH FUND seeks capital appreciation.

Each fund is represented by a separate series of shares of beneficial interest and pursues its investment objective through its separate investment policies. For more information about the investment strategies employed by the funds, see "Common investment policies and techniques" below. None of the funds is intended to be a complete investment program, and there is no assurance that any fund will achieve its objective.

HOW    THE FUNDS PURSUE THEIR OBJECTIVES

PUTNAM AMERICAN RENAISSANCE FUND

The fund will invest primarily in common stocks of U.S. companies that Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes will benefit from major, long-term trends in the economy, business conditions, consumer behavior or public perceptions of the environment. Putnam Management attempts to identify these trends in their early stages, and then attempts to identify the economic sectors that may benefit from them. In selecting securities from these sectors, Putnam Management will consider a variety of factors, including an issuer's financial strength, competitive position and projected future earnings. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors that Putnam Management believes may benefit from such trends, are expected to experience above-average growth.

The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers. Because Putnam Management evaluates securities for the fund based on their potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. In addition, although the fund will not invest more than 25% of its assets in any one industry, the fund's emphasis on a relatively limited number of sectors of the economy at any given time may make the value of fund shares more susceptible to any single economic, political or regulatory development than the shares of a more widely diversified mutual fund. As a result, the value of fund shares may fluctuate more than the shares of other equity mutual funds. Achievement of the fund's goals will be dependent not only on Putnam Management's ability to select individual investments, but also on Putnam Management's ability to accurately identify the long-term trends described above and the economic sectors that will benefit from those trends.

Putnam Management expects that under normal market conditions the fund will invest primarily in securities of issuers with equity market capitalizations above $1 billion. However, the fund may also invest in small to medium-sized companies that have equity market capitalizations below this level. These companies will generally have a proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of capital appreciation. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may invest up to 35% of its assets in securities in the lower-rated categories, and is not subject to any other limitation based on securities ratings. The fund may also invest up to 20% of its assets in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

PUTNAM BASIC VALUE FUND

The fund will invest primarily in common stocks which Putnam
        Management        believes are undervalued at the time of
purchase and have the potential for long-term capital appreciation. The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers (currently expected to be approximately 40 to 50). Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. Putnam Management's investment decisions may be contrary to those of most other investors.

In selecting common stocks for the fund, Putnam Management will consider, among other things, an issuer's financial strength, competitive position and projected future earnings. The fund's investments may include widely-traded common stocks of larger companies as well as common stocks of smaller, less well known companies. Small to medium-sized companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

Common stocks and other equity securities are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may invest up to 35% of its assets in securities in the lower-rated categories, and is not subject to any other limitation based on securities ratings. The fund may also invest in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

PUTNAM BALANCED FUND

The fund will invest in a combination of equity and fixed-income securities. The portion of the fund's assets invested in equity securities and fixed-income securities will vary from time to time in light of the fund's investment objective, changes in interest rates, and economic and other factors. However, under normal market conditions the fund expects to invest at least 25% of its total assets in fixed-income securities, which for this purpose includes debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

In selecting equity securities for the fund's portfolio, Putnam Management focuses on securities which it believes are attractively priced and have good financial strength as well as above average earnings potential. Although the fund's equity
investments will typically emphasize issuers with    equity
market capitalizations in excess of $1 billion, the fund may also
invest in small to medium-sized companies   that have equity
market capitalizations below this level. These companies generally have a proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

In selecting fixed-income securities for the fund's portfolio, Putnam Management may take full advantage of the entire range of fixed-income securities and may adjust the average maturity of the fund's fixed-income investments from time to time depending on its assessment of relative yields on securities of different maturities and types and its expectations on future changes in interest rates. The fund's investments in fixed-income securities may include both government and corporate obligations. Consistent with the fund's investment objective, the fund may invest without limit in fixed-income securities rated at the time of purchase at least B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities determined by Putnam Management to be of comparable quality. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. See "Common investment policies and techniques -- Lower-rated fixed-income securities" below.

The fund may also invest in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below.

PUTNAM GLOBAL UTILITIES FUND

The fund seeks its objective by investing under normal market conditions at least 65% of its total assets in equity securities of companies principally engaged in the utilities industries.
The fund may at times invest up to 100% of its assets in securities principally traded in securities markets outside the United States, and will under normal market conditions invest its assets in at least three different countries, one of which may be the United States. The fund presently expects that it will invest a significant portion of its assets in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." See "Common investment practices and techniques" below. In unusual market circumstances where Putnam Management believes that foreign investing may involve undue risks, 100% of the fund's assets may be invested in the United States.

Companies in the utilities industries include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave, cable and other communications media. Putnam Management deems a particular company to be "principally engaged" in the utilities industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from one or more of those industries. The fund may also invest in securities of issuers in other industries if Putnam Management believes they will help achieve the fund's objective.

Common stocks and other equity securities are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may also engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

RISK FACTORS. Since the fund's investments are concentrated in the utilities industries, the value of its shares can be expected to change in light of factors affecting those industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Many utility companies, especially electric, gas and other energy-related utility companies, have historically been subject to risks of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Putnam Management believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Putnam Management seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the fund will benefit from any such changes.

Foreign utility companies may also be subject to regulation, which may differ substantially from that in the United States. Foreign utility companies may be more heavily regulated than U.S. utility companies and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment or switch to more expensive fuels to meet any future pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Securities of foreign utility companies often have lower dividend yields than securities of U.S. utility companies, although such securities may have greater potential for capital appreciation. In addition, the markets for such securities are often less liquid and more volatile than U.S. markets. There is currently a relatively limited amount of such securities available for investment by the fund, and the fund's ability to invest its assets outside the United States may therefore be limited. The fund's investments in foreign issuers may include recently privatized enterprises. The ability of foreign entities, such as the fund, to participate in privatization may be limited by local law, or the price or terms on which the fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

PUTNAM REAL ESTATE OPPORTUNITIES FUND

Under normal market conditions, the fund will invest at least 65% of its total assets in securities of companies principally engaged in the real estate industries. Examples of companies in the real estate industries include real estate investment trusts (REITs), real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. Putnam Management deems a particular company to be "principally engaged" in the real estate industries if at the time of investment Putnam Management determines that at least 50% of the company's assets, revenues or profits are derived from businesses related to real estate.

The fund expects to invest primarily in common stocks that have the potential for capital appreciation, current income, or both. However, the fund may purchase preferred stocks, debt securities, convertible securities (both bonds and preferred stocks) and warrants if Putnam Management believes they would help achieve the fund's objective. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may also invest in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

RISK FACTORS. Since the fund's investments are concentrated in the real estate industries, the value of its shares can be expected to change in light of factors affecting those industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Factors affecting the performance of real estate ventures or securities issued by companies engaged in businesses related to real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets.
In addition, like the performance of other commercial ventures or the securities issued by companies in industries unrelated to real estate, the performance of real estate ventures and securities issued by companies in the real estate industries may be affected by changes in interest rates, prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and governmental regulations (including taxes), and social and economic trends.

It is currently expected that equity REITs, which own real estate directly, will represent a substantial portion of the fund's investments in REITs. The fund may also invest in mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT's management, may not be diversified and are subject to the risks of financing projects.

The fund could under certain circumstances own real estate directly as a result of a default on debt securities it owns. If the fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Distribution and taxes" below. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exemption from the Investment Company Act of 1940. By investing in REITs indirectly through the fund, a shareholder bears not only a proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs.

   PUTNAM RESEARCH FUND

The fund invests primarily in common stocks recommended by Putnam Management's Equity Research Department as having the greatest potential for capital appreciation. Because the analysts in Putnam Management's Equity Research Department emphasize fundamental analysis, Putnam Management, when selecting securities for the fund, will focus primarily on individual securities rather than sector or industry weightings. Notwithstanding this focus on individual securities, Putnam Management currently expects that the fund's portfolio will invest in securities representing most (and at times possibly all) of the sectors included in the Standard & Poor's 500 Composite Stock Price Index. The fund is not an index fund and its portfolio is not intended to replicate the index.

Putnam Management expects that under normal market conditions the fund will invest primarily in securities of issuers with market capitalizations above $500 million. From time to time, however, a portion of the fund's assets may be invested in securities of companies with equity market capitalizations below this level. These companies may present greater opportunities for capital appreciation, but may also involve greater risks. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of capital appreciation. These securities may include securities in the lower-rated categories. Securities in the lower-rated categories are considered to be primarily speculative and may be in default. The fund may invest up to 35% of its assets in securities in the lower-rated categories, and is not subject to any other limitation based on securities ratings. The fund may also invest up to 20% of its assets in securities principally traded in foreign markets, engage in foreign currency exchange transactions and transactions in futures contracts and options, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below. The fund may also hold a portion of its assets in cash or high-quality money market instruments.


COMMON INVESTMENT POLICIES AND TECHNIQUES

FOREIGN INVESTMENTS.  Each of    Putnam American Renaissance
Fund,     Putnam Basic Value Fund, Putnam Balanced Fund    ,
Putnam Real Estate Opportunities    Fund and Putnam Research
Fund may invest up to 20% of its assets in securities principally traded in foreign markets. Each such fund may also purchase Eurodollar certificates of deposit without regard to the 20% limit. Putnam Global Utilities Fund may invest without limit in securities principally traded in foreign markets.

Since foreign securities are normally denominated and traded in foreign currencies, the value of a fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing , and financial reporting standards and practices
comparable    with     those in the United States.

    The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also
generally higher than    those     in the United States.  Foreign
settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange
controls, confiscatory taxation, political or financial
instability and diplomatic developments    that     could affect
the value of         investments in certain foreign countries.


    Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit
   investments     in securities of certain issuers located in
those foreign countries. Special tax considerations apply to foreign securities.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A MORE DETAILED EXPLANATION OF FOREIGN INVESTMENTS, AND THE RISKS
AND SPECIAL TAX CONSIDERATIONS ASSOCIATED WITH THEM, IS INCLUDED
IN THE SAI.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Putnam Management may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Each fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. Each fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate as part of its transaction hedging strategies. If conditions warrant, each fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as part of its transaction hedging strategies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

Each fund may engage in "position hedging" to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the foreign currencies for securities which the fund intends to buy, when the fund holds cash reserves or short-term investments). For position hedging purposes, each fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and put and call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, each fund may also purchase or sell foreign currencies on a spot basis.

Each fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Hedging transactions involve costs and may result in losses. There is no assurance that appropriate foreign currency exchange transactions will be available with respect to all currencies in which a fund's investments may be denominated. A fund's ability to engage in hedging transactions may be limited by tax considerations. A fund's hedging transactions may affect the character or amount of its distributions.

LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated fixed-income securities are generally regarded as those rated below Baa by Moody's or BBB by S&P or securities of comparable quality as determined by Putnam Management. These securities are often referred to as "junk bonds." Securities rated Baa or BBB, while considered investment-grade, are more vulnerable to adverse economic conditions than securities in the higher rating categories and have speculative elements. Although the values of fixed-income securities generally fluctuate with movements in interest rates, the values of lower-rated fixed-income securities generally fluctuate more than those of higher-rated fixed-income securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and repayments of principal. The rating services' descriptions of fixed-income securities are included in the Appendix to this prospectus. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

At times, some or all of each fund's fixed-income investments may include securities as to which that fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the fund's operating expenses and adversely affect the fund's net asset value.

Putnam Management seeks to minimize the risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. The lower ratings of certain fixed-income securities held by a fund reflect a greater possibility that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the fair value of such securities. When a fund invests in fixed-income securities in the lower rating categories, the achievement of its goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in fixed-income securities in the higher rating categories.

Each fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

For additional information concerning the risks associated with investment by a fund in securities in the lower rating categories, see the SAI.

PORTFOLIO TURNOVER. The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." As a result of a fund's investment policies, under certain market conditions a fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result
in realization of taxable capital gains.     While it is
impossible to predict portfolio     turnover rates    , based on
its experience, Putnam Management believes that such rate will not exceed 200%.

DEFENSIVE STRATEGIES. At times Putnam Management may judge that conditions in the securities markets make pursuing the basic investment strategy of one or more of the funds inconsistent with the best interests of such fund's shareholders. At such times Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of such fund's assets. In implementing these "defensive" strategies, a fund may invest without limit in cash or money market instruments, preferred stocks, debt securities issued by the U.S. government or its agencies or instrumentalities, or in any other securities Putnam Management considers consistent with such defensive strategies. In addition, when pursuing such defensive strategies, Putnam Global Utilities Fund may invest without limit in securities primarily traded in U.S. markets. It is impossible to predict when, or for how long, any of the funds will use alternative strategies.

DIVERSIFICATION. Each fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets each fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of each fund's total assets is not subject to this restriction. To the extent a fund invests a significant portion of its assets in the securities of a particular issuer, such fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

FINANCIAL FUTURES AND RELATED OPTIONS. Each fund may buy and sell financial futures contracts on stock indexes and foreign
currencies, and each fund (other than    the American
Renaissance,     Basic Value    and Research funds)     may buy
and sell financial futures contracts on U.S. Government securities and foreign fixed-income securities. A futures contract is a contract to buy or sell units of a particular stock index, or a certain amount of a U.S. Government security, foreign fixed-income security or foreign currency, at an agreed price on a specified future date. Depending on the change in value of the index, security or currency between the time when a fund enters into and terminates a futures contract, such fund realizes a gain or loss. Each fund may purchase and sell futures contracts for hedging purposes and to adjust its exposure to the relevant stock or bond markets. For example, when Putnam Management wants to increase Putnam Balanced Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when Putnam Management wants to increase the fund's exposure to fixed-income securities, it may do so by taking long positions in futures contracts relating to fixed-income securities such as futures contracts on U.S. Treasury bonds or notes. Each fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts or, to the extent permitted by applicable law, to earn additional income.

Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying stock index, securities, or currencies or of the securities or currencies which are the subject of the hedge. The successful use of futures and options further depends on Putnam Management's ability to forecast market or interest rate movements correctly. Other risks arise from a fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. A fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of futures and options on futures for purposes other than hedging may be regarded as speculative. Because the markets for options and futures on foreign fixed-income securities and foreign currencies are relatively new and still developing, each fund's ability to engage in such transactions may be limited. Certain provisions of the Internal Revenue Code and certain regulatory requirements may also limit a fund's ability to engage in futures and options transactions.

A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the SAI.

OPTIONS. Each fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. A fund receives a premium from writing a call or put option, which increases the fund's return if the option expires unexercised or is closed out at a net profit.
When a fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, a fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. Each fund may also buy and sell put and call options for hedging purposes. Each fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of a fund's assets. Each fund's use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. Each fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. Each fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to a fund if the other party should default on its obligation and such fund is delayed or prevented from recovering the collateral or completing the transaction.

   DERIVATIVES

Certain of the instruments in which each fund will invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

LIMITING INVESTMENT RISK. Specific investment restrictions help each fund limit investment risks for its shareholders. These restrictions prohibit each fund from investing more than:

    (a) with respect to 75% of its total assets, 5% of its total assets in securities of any one issuer, other than the U.S.
government, its agencies or instrumentalities;*

    (b) 25% of its total assets in any one industry, except that under normal market conditions Putnam Real Estate Opportunities Fund will invest more than 25% of its total assets in issuers in the real estate group of industries and Putnam Global Utilities Fund will invest more than 25% of its total assets in issuers in the utilities group of industries;* or

    (c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trust's Trustees (or the person designated by the Trust's Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the funds' other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change a fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

A FUND'S INVESTMENT PERFORMANCE MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT THE FUND. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of the period. Yield reflects the deduction of the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting
the maximum initial sales charge would be reduced if    the
sales charge were used.

ALL DATA    ARE     BASED ON         PAST INVESTMENT RESULTS AND
   DO     NOT PREDICT FUTURE PERFORMANCE.

    Investment performance, which will vary, is based on many factors, including market conditions, the composition of a fund's portfolio, a fund's operating expenses and which class of shares
   the investor purchases    .  Investment performance also often
reflects the risks associated with each fund's investment objective and policies. These factors should be considered when
comparing a fund's investment results    with     those of other
mutual funds and other investment vehicles.

    Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Each fund's performance may
be compared to    that of     various    indexes    .  See the
SAI.

HOW THE FUNDS ARE MANAGED

THE TRUSTEES OF THE TRUST ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF EACH FUND'S BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the funds' other affairs and business.

   Each fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets. See "Expenses summary" and the SAI.

The following officers     of Putnam Management    have had
primary responsibility     for the day-to-day    management of
the indicated funds' portfolios since the year stated below:

                                  Business experience
                       Year       (at least 5 years)
                      ------      -----------------
Thomas R. Bogan        1995       Employed as an investment
Senior Vice President                     professional by     Putnam
    Research fund                      Management   since 1994.
                                  Prior to November, 1994,
                                  Mr. Bogan was Senior
                                  Analyst of Lord, Abbett &
Co.

David    L. King       1994       Employed as an investment
Senior Vice President                     professional by Putnam
 Basic Value fund                 Management since 1983.

Carol C. McMullen      1995       Employed as an investment
Managing Director                 professional by Putnam
 American Renaissance                  Management since 1995.  Prior
 fund                             to June, 1995, Ms. McMullen
                                  was Senior Vice President and
                                  Senior Portfolio Manager of
                                  Baring Asset Management.

Jeanne L. Mockard      1994       Employed as an investment
Senior Vice President                  professional by Putnam
 Real Estate Opportunities        Management since 1990.
 fund

C. Patrick O'Donnell   1995       Employed as an investment
Managing Director                 professional by Putnam
 Research fund                    Management since 1994.
                                  Prior to May, 1994, Mr.
                                  O'Donnell was the founder and
                                  President of Exeter Research
                                  Inc.

David J. Santos        1994       Employed as an investment
Vice President                    professional by Putnam
 Balanced fund                    Management since 1986.

    Sheldon N. Simon
   1994              Employed as an investment
Senior Vice President                     professional by     Putnam

     Global Utilities    fund     Management since 1984.

   Kenneth J. Taubes   1994       Employed as an investment
Senior Vice President                     professional by     Putnam
    Balanced fund                      Management    since 1991.
Prior
                                  to June, 1991, Mr. Taubes was
                                  Senior     Vice President of
the                                  Finance Division of U.S.
Trust                             Company

Each fund pays its share of all expenses         not assumed by
Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses,
and  payments under its    distribution plan.  The     fund also
reimburses Putnam Management for    a portion     of the
compensation and related expenses of certain officers of the Trust and their staff who provide administrative services to the
   Trust    .  The total reimbursement is determined annually by
the Trustees.

Putnam Management places all orders for purchases and sales of the funds' securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the funds (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

   Under a Management Contract dated December 2, 1994, as revised July 14, 1995, the Trust pays a quarterly fee to Putnam Management based on the average net assets of each fund, as determined at the close of each business day during the quarter, at the following annual rates, expressed as a percentage of each fund's average net assets: Putnam Balanced Fund and Putnam Research Fund - 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter; Putnam American Renaissance Fund, Putnam Basic Value Fund and Putnam Real Estate Opportunities Fund - 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter; and Putnam Global Utilities Fund - 0.80% of the first $500 million, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

In order to limit the funds' expenses during their start-up periods, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 1996 for Putnam American Renaissance Fund and Putnam Research Fund and through December 31, 1995 for Putnam Basic Value Fund, Putnam Balanced Fund, Putnam Global Utilities Fund and Putnam Real Estate Opportunities Fund, to the extent that expenses of a fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expense, and payments under the Trust's Distribution Plan) would exceed the following annual rates, expressed as a percentage of each fund's average net assets: Putnam American Renaissance Fund, Putnam Basic Value Fund, Putnam Real Estate Opportunities Fund and Putnam Research Fund, 1.00%; Putnam Balanced Fund, 0.70%; and Putnam Global Utilities Fund, 0.60%. For the purpose of determining any such limitation on Putnam Management's compensation, fund expenses shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.
With Trustee approval, this expense limitation may be terminated earlier, in which event shareholders would be notified and this prospectus would be revised.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized on October 31, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. As of
   September 30    , 1995, Putnam Investments, Inc. owned more
than 25% of the shares of each of the funds and therefore may be deemed to "control" each of the funds. Prior to January 6, 1995, the Trust was known as Putnam Equity Funds.

The Trust is an open-end, diversified, management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios and are
currently divided into    seven     series of shares.  Only
shares of    Putnam American Renaissance Fund,     Putnam Basic
Value Fund, Putnam Balanced Fund, Putnam Global Utilities Fund
   ,     Putnam Real Estate Opportunities    Fund and Putnam
Research     Fund are offered by this prospectus.  Any such
series of shares may be further divided without shareholder approval into two or more classes of shares having such
preferences and special or relative         rights and privileges
as the Trustees determine. The Trustees currently have authorized the issuance of four classes of shares. Only class A shares are currently being offered by the funds.

Each share has one vote, with fractional shares voting proportionally. Shares of each fund vote together as a single class, except when required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund. The funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), a fund may choose to redeem your shares and pay you for them. You will receive at least 30 days' written notice before a fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. A fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

THE         TRUSTEES    OF THE TRUST    :  GEORGE PUTNAM,*
CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management,
Alfred P. Sloan School of  Management,    Massachusetts Institute
of Technology    ; JAMESON ADKINS BAXTER, President, Baxter
Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; JOHN A. HILL, Principal and Managing Director, First Reserve Corporation; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; ROBERT E. PATTERSON, Executive Vice President, Cabot Partners Limited Partnership; DONALD S. PERKINS,* Director of various corporations, including AT&T, Kmart Corporation and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; ELI SHAPIRO, Alfred P. Sloan Professor of Management,
Emeritus, Alfred P. Sloan School of Management,    Massachusetts
Institute of Technology    ; A.J.C. SMITH,* Chairman, Chief
Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities
Associates.  The         Trustees    of the Trust     are also
Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

   ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

BUYING SHARES THROUGH PUTNAM MUTUAL FUNDS.  Complete an order
form and    write     a check    for the amount you wish to
invest,     payable to the fund   .  Return the completed form
and check     to Putnam Mutual Funds, which will act as your
agent in purchasing shares through your designated investment dealer.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $25 or more per month through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

The public offering price of shares is the net asset value plus a
sales charge    that varies depending on the size of your
purchase    .  The fund         receives the net asset value.
The sales charge         is allocated between your investment
dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.


                                    SALES CHARGE       AMOUNT OF
                             AS A PERCENTAGE OF:    SALES CHARGE
                             -------------------        REALLOWED    TO
                                   NET                  DEALERS    AS A
AMOUNT OF TRANSACTION           AMOUNT  OFFERING        PERCENTAGE    OF
AT OFFERING PRICE    ($)      INVESTED     PRICE        OFFERING PRICE
-----------------------------------------------------------------

   Under 50,000                   6.10%     5.75%       5.00%
50,000 but under 100,000          4.71      4.50        3.75
100,000 but under 250,000         3.63      3.50        2.75
250,000 but under 500,000         2.56      2.50        2.00
500,000 but under 1,000,000       2.04      2.00        1.75
-------------------------       ---------------------------------
-------

        There is no initial sales charge on purchases of shares of $1 million or more. However, a contingent deferred sales
charge ("CDSC") of 1.00% or 0.50%, respectively,    will be
imposed    if you redeem these     shares within the first or
second year after purchase, based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.


    In addition,    there are no sales charges on     shares
   purchased by participant-directed employee benefit plans with at least 200 eligible employees (prior to December 1, 1995, of companies with more than 750 employees).

Shares     purchased by certain investors investing $1 million or
more    who     have made arrangements with Putnam Mutual Funds
and whose dealer of record waived the commission as described below are not subject to the CDSC. In determining whether a CDSC is payable, a fund will first redeem shares not subject to any charge. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of fund shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

    On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam
Management or its affiliates (including a plan    with at least
200 eligible employees, or prior to December 1, 1995, a plan sponsored by an employer with more than 750 employees), Putnam
Mutual Funds pays commissions    during each one-year measuring
period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter, except that commissions on sales prior to December 1,
1995 are based     on cumulative purchases during the life of the
account    and are paid     at the rate of 1.00% of the amount
under $3 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.

GENERAL

YOU MAY BE ELIGIBLE TO BUY SHARES AT REDUCED SALES CHARGES.

    Consult your investment dealer or Putnam Mutual Funds for
details about Putnam's    combined purchase privilege, cumulative
quantity discount, statement of intention, group sales plan,
employee benefit plans,     and other plans.  Descriptions are
also included in the order form and in the SAI.

   A participant-directed employee benefit plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may
purchase class A     shares at net asset value   .  These
investments will also be included for purposes of the discount privileges and programs described above.

Each fund may sell shares at net asset value     without an
initial sales charge or a CDSC to    a fund's     current and
retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain
administrators of tax-qualified plans,        tax-qualified plans
when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

    In addition, a fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by a fund of assets of an investment company or personal holding company, and the CDSC will be waived on redemptions of shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. See the SAI.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the funds at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise a fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

To eliminate the need for safekeeping, no fund will issue share certificates. Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares.

DISTRIBUTION PLAN

The Trust has adopted a    distribution plan     pursuant to Rule
12b-1 under the Investment Company Act of 1940, although the Trust is not currently making any payments pursuant to the
   plan    .  The purpose of the    plan     is to permit the
Trust to compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of shares of the funds, reducing redemptions, or maintaining or providing services provided to shareholders by Putnam Mutual Funds or dealers.

    The    plan     provides for payments by the funds to Putnam
Mutual Funds at the annual rate of up to 0.35% of a fund's average net assets, subject to the authority of the Trustees to
reduce the amount of payments or to suspend the    plan     for
such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Trustees. Should the Trustees decide in the future to approve
payments under the    plan    , shareholders will be notified and
this prospectus will be revised.

HOW TO SELL SHARES

You can sell your shares to a fund any day the New York Stock
Exchange is open, either directly to a fund or through your investment dealer. A fund will only redeem shares for which it has received payment.

SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction or stock power form to Putnam Investor Services. The price you will receive is the next net asset value calculated after a fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

    If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

    If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

A FUND GENERALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS
DAY AFTER YOUR REQUEST IS RECEIVED. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the
   account application    , Putnam Investor Services will be
authorized         to act upon redemption and transfer
instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

    Putnam Investor Services will employ these and other
reasonable procedures to confirm that instructions communicated
by telephone are genuine;         if it fails to employ
reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

    During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor
Services by telephone    .  In this event,     you may wish to
submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of certain other Putnam funds at net asset value beginning 15 days after purchase. To exchange your shares, simply complete an Exchange Authorization
Form and send it to Putnam Investor Services.     The form is
available    from     Putnam Investor Services.  For federal
income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of a fund, a fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW    A     FUND VALUES ITS SHARES

   A     FUND CALCULATES THE NET ASSET VALUE OF A SHARE BY
DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

    Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW    A FUND MAKES     DISTRIBUTIONS    TO SHAREHOLDERS    ; TAX
INFORMATION

   Putnam American Renaissance Fund,     Putnam Basic Value Fund
   and Putnam Research Fund distribute     any net investment
income and any net realized capital gains at least annually. Putnam Balanced Fund, Putnam Global Utilities Fund and Putnam Real Estate Opportunities Fund distribute any net investment income at least quarterly and any net realized capital gains at least annually. Any net capital gains will be distributed at least annually. Capital gains distributions are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

    -   Reinvest
        all
        distributions
        from a fund in
        additional
        shares of that
        fund without a
        sales charge;

    -   Receive
        distributions
        from net
        investment
        income in cash
        while
        reinvesting net
        capital gains
        distributions
        in additional
        shares of that
        fund without a
        sales charge;
        or

    -   Receive     all
        distributions
        in cash.

    You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. You will receive a statement confirming reinvestment of distributions from a fund in additional shares of that fund (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by a fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in that fund or in another Putnam fund.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other
requirements         necessary for it to be relieved of federal
taxes on income and gains it distributes to shareholders. Each fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Each fund's distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year your fund will notify you of the amount and tax status of distributions paid to you by the fund for the preceding year.

A fund's transactions in foreign currencies and hedging activities may produce a difference between its book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company.

If at the end of each fiscal year of a fund, more than 50% of the value of the fund's total assets is represented by securities of foreign corporations, each fund intends to make an election permitted by the Internal Revenue Code so that shareholders who are U.S. citizens or U.S. corporations may claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns.

For corporate shareholders, any distributions received by Putnam Real Estate Opportunities Fund from real estate investment trusts will not qualify for the corporate dividends-received deduction. Putnam Real Estate Opportunities Fund's investments in REIT equity securities may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund's investments in REIT equity securities may at other times result in the fund's receipt of cash in excess of the REIT's earnings; if the fund distributes such amounts, such distribution would constitute a return of capital to fund shareholders for federal income tax purposes.

The foregoing is a summary of certain federal income tax consequences of investing in a fund. You should consult your tax adviser to determine the precise effect of an investment in a fund on your particular tax situation (including possible liability for state and local taxes).

   ABOUT PUTNAM INVESTMENTS, INC    .

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the
   Trust     and of other Putnam funds.  Putnam Fiduciary Trust
Company is the funds' custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the funds' investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds, and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
APPENDIX

SECURITIES RATINGS. The rating services' descriptions of corporate bonds are:

MOODY'S INVESTORS SERVICE, INC.:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION:

AAA--Debt rated AAA has the highest rating assigned by Standard &
Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for bonds in higher-rated categories.

BB-B-CCC-CC-C--Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

   PUTNAM AMERICAN RENAISSANCE FUND
PUTNAM BASIC VALUE FUND
PUTNAM BALANCED FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM REAL ESTATE OPPORTUNITIES FUND
   PUTNAM RESEARCH FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS   :

Putnam Basic Value Fund
Putnam Balanced Fund
Putnam Global Utilities Fund
Putnam Real Estate Opportunities Fund

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

   Putnam American Renaissance Fund
Putnam Research Fund

Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

PUTNAMINVESTMENTS
        One Post Office Square
        Boston, Massachusetts 02109
        Toll-free 1-800-225-1581

                    PUTNAM    AMERICAN RENAISSANCE FUND
                        PUTNAM BALANCED FUND
                        PUTNAM BASIC VALUE FUND
                          PUTNAM GLOBAL UTILITIES FUND
                 PUTNAM REAL ESTATE OPPORTUNITIES FUND
                         PUTNAM RESEARCH FUND
                  (EACH REFERRED TO HEREIN AS A "FUND")

   SERIES OF    PUTNAM INVESTMENT FUNDS (THE "TRUST")

                                                              FORM N-1A
                                 PART B

               STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            October 2    , 1995

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of
the         funds dated    October 2    , 1995, as revised from
time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If
   a fund     has more than one form of current prospectus
       , each reference to the prospectus in this SAI shall
include all    of     the    fund's     prospectuses        ,
unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the funds.
Part II includes information about the funds and the other Putnam funds.

                            TABLE OF CONTENTS
   PART      I

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . .        I-3

        CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . .I-6

ADDITIONAL OFFICERS    . . . . . . . . . . . . . . . . . . . . . . .I-9

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . .   .  .     I-   10

   PART     II

MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-22

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . .II-27

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .II-36

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-38

DISTRIBUTION PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .II-49

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . . II-   50

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . . II-   56

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . II-   56

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . II-   56

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . . II-   57

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . II-   58

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . II-   63

                                   SAI
                                  PART I

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE CHANGED
WITH RESPECT TO A FUND WITHOUT A VOTE OF A MAJORITY OF THE
OUTSTANDING VOTING SECURITIES OF SUCH FUND, THE    FUND     MAY
NOT AND WILL NOT        :

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets (taken at current value).

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry, except that Putnam Real Estate Opportunities Fund may invest more than 25% of its total assets in securities of issuers in any industry in the real estate group of industries and Putnam Global Utilities Fund may invest more than 25% of its total assets in securities of issuers in any industry in the utilities group of industries.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest.

IT IS CONTRARY TO EACH FUND'S PRESENT POLICY, WHICH MAY BE
CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

(1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the
   fund     to make such determinations) to be readily
marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(2) (Not applicable to Putnam Global Utilities Fund.) Invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets; provided that not more than 2% of the fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

(3) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

(4) Invest in securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

(5) Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

(6) Purchase or sell real property (including limited partnership interests), except that the fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired.

(7) Invest in securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the Trust and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

(8) Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S.
government or         instrumentalities or agencies.

Although certain of the    funds' fundamental     investment
restrictions permit    them     to borrow money to a limited
extent,    they     do not currently intend to do so.  For the
purpose of fundamental investment restriction 8 above,    each
fund     will consider securities backed by the credit of
different foreign governments as representing separate industries.

                           ---------------------

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 provides that a "vote of
   a     majority of the outstanding voting securities" of a fund
means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that fund, or (2) 67% or more of the shares of that fund present at a meeting if more than 50% of the
outstanding shares    of that fund     are represented at the
meeting in person or by proxy.

        CHARGES AND EXPENSES

   TRUSTEE FEES

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The
following    table shows     the year each Trustee was first
elected a Trustee of the Putnam funds, the estimated fees to be
paid to each Trustee by    each fund     for fiscal 1995 and the
fees paid to each Trustee by all of the Putnam funds during the
calendar year 1994   :

COMPENSATION TABLE

               AGGREGATE     COMPENSATION    FROM*+

      PUTNAM                          PUTNAM   PUTNAM    PUTNAM
     AMERICAN             PUTNAM     BASIC     GLOBAL  REAL ESTATE    PUTNAM
    RENAISSANCE         BALANCED     VALUE    UTILITIESOPPORTUNITIES RESEARCH  ALL
TRUSTEES/YEAR             FUND+     FUND++     FUND+++   FUND++       FUND+++  FUND+     PUTNAM FUNDS**
-----------------------------------------------------------------   ----------------------------------------
Jameson A.    Baxter/1994$122       $122        $122      $122      $122     $122          $135,850
Hans H.    Estin/1972     122        122         122       122       122      122           141,850
John A.    Hill/1985      122        122         122       122       122      122           143,850
Elizabeth T.    Kennan/1992          122         122       122       122          122       122       141,850
Lawrence J.    Lasser/1992122        122         122       122       122      122           141,850
Robert E.    Patterson/1984          122         122       122       122          122       122       144,850
Donald S.    Perkins/1982 122        122         122       122       122      122           139,850
William F.    Pounds/1971 122        122         122       122       122      122           143,850
George    Putnam/1957     122        122         122       122       122      122           141,850
George Putnam,    III/1984122        122         122       122       122      122           141,850
Eli    Shapiro/1995***    122        122         122       122       122      122               N/A
A.J.C.    Smith/1986      122        122         122       122       122      122           137,850
W. Nicholas    Thorndike/1992        122         122       122       122          122       122       144,850
-----------------------------------------------------------------   -----------------------------------------

*        Including     an annual retainer and an attendance fee for each
 meeting attended.
** Reflects total payments received from all Putnam funds in the most recent calendar year. As of
        December 31, 1994, there were 86 funds in the Putnam family.
*** Elected as a Trustee in April 1995. For the calendar year ended December 31, 1994, Dr. Shapiro received $38,577 in retirement benefits from the Putnam funds in respect of his prior service as a
        Trustee from 1984 to    1989    , which benefits terminated at the
 end of 1994.
   +     Reflects a typical full fiscal year based upon Putnam Basic
Value Fund.

The Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These Guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1994 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $60,425, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information concerning the Trustees, see
"Management of the Fund" in Part II of this SAI.

   SHARE OWNERSHIP

At    August     31, 1995, the officers and Trustees of the Trust
as a group owned    3.44%     of the outstanding shares of Putnam
   Balanced     Fund,    7.27%     of the outstanding shares of
Putnam    Basic Value     Fund,     3.67%     of the outstanding
shares of Putnam Global Utilities Fund,      6.56%     of the
outstanding shares of Putnam Real Estate Opportunities
Fund        and to the knowledge of the Trust no
    person owned of record or beneficially 5% or more of the shares of any fund of the Trust, except that Putnam Investments,
Inc. owned of record and beneficially    100%     of Putnam
   American Renaissance     Fund,    95.30%     of Putnam
Balanced Fund,    84.90% of Putnam Basic Value Fund,     96.00%
of Putnam Global Utilities Fund,    91.50%     of Putnam Real
Estate Opportunities Fund    and 100% of Putnam Research
Fund    .  Putnam Investments, Inc. is incorporated in
Massachusetts, and its parent corporation, Marsh & McLennan Companies, Inc., is incorporated in Delaware. The address of Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109.

ADDITIONAL OFFICERS

In addition to the persons listed as officers of the Trust in
Part II of this    SAI, each of     the following persons
of the Trust    and Vice President of certain of the Putnam
funds    .  Officers of Putnam Management hold the same offices
in Putnam Management's parent company, Putnam Investments, Inc.

   THOMAS R. BOGAN, Vice President.  Senior Vice President of
Putnam Management.  Prior to November, 1994, Mr. Bogan was Senior
Analyst at Lord, Abbett & Co.

PETER CARMAN, Vice President.  Senior Managing Director of Putnam
Management.         Prior to August 1, 1993, Mr. Carman was Chief
Investment Officer, Chairman of the U.S. Equity Investment Policy Committee and a Director of Sanford C. Bernstein & Company, Inc.

DAVID L. KING, Vice President.  Senior Vice President of Putnam
Management.

   CAROL C. MCMULLEN,     Vice President    .  Managing Director
of Putnam Management. Prior to June, 1995, Ms. McMullen was Senior Vice President and Senior Portfolio Manager of Baring Asset Management.
JEANNE L. MOCKARD, Vice President.  Senior Vice President of
Putnam Management.

JOHN J. MORGAN, JR., Vice President.  Managing Director of Putnam
Management.

   C. PATRICK O'DONNELL, JR.,     Vice President    .  Managing
Director of Putnam Management. Prior to May 1994, Mr. O'Donnell was the founder and President of Exeter Research Inc.

ANTHONY W. REGAN, Vice President.  Senior Managing Director of
Putnam Management.  Director of Putnam Investments, Inc.  Vice
President    and Trust Officer of Putnam Fiduciary Trust
Company.

THOMAS V. REILLY, Vice President.  Managing Director of Putnam
Management.

DAVID J. SANTOS, Vice President. Vice President of Putnam
Management.

JUSTIN M. SCOTT, Vice President.  Senior Vice President of Putnam
Management.

SHELDON N. SIMON, Vice President.  Senior Vice President of
Putnam Management.

KENNETH J. TAUBES, Vice President.  Senior Vice President of
Putnam Management        .  Prior to    June    , 1991, Mr.
Taubes was Senior Vice President of the Finance Division of U.S.
Trust Company.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   Price Waterhouse LLP, 160 Federal Street, Boston, MA, 02110 are the independent accountants for Putnam American Renaissance Fund and Putnam Research Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA
02109, are the         independent accountants    for the Putnam
Basic Value Fund, Putnam Balanced Fund, Putnam Global Fund and
Putnam Real Estate Fund    , providing audit services, tax return
review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The unaudited financial statements included in the Semi-Annual Reports for the period ended February 28, 1995 for Putnam Basic Value Fund and Putnam Real Estate Opportunities Fund, filed electronically on May 1,
1995 and for the period ended March 31, 1995    (811-7237),
for Putnam Balanced Fund and Putnam Global Utilities Fund, filed electronically on May 30, 1995 (811-7237), are incorporated by reference into this SAI.
The         Report of Independent Accountants and Statements of
Assets and Liabilities have been included in this SAI in reliance
upon the report of    Coopers & Lybrand, L.L.P.    , given on
their authority as experts in auditing and accounting.

As of the date of the Statements of Assets and Liabilities below,
the Trust was named Putnam Equity Funds.  The    Statement     of
Assets and Liabilities reflect this former name.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of Putnam Equity Funds

We have audited the accompanying statements of assets and liabilities of Putnam Basic Value Fund, Putnam Balanced Fund, Putnam Global Utilities Fund and Putnam Real Estate Opportunities Fund (the "Funds") of Putnam Equity Funds (the "Trust"), as of December 13, 1994. These statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of December 13, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds of the Trust as of December 13, 1994, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 15, 1994

                     STATEMENT OF ASSETS AND LIABILITIES
                             PUTNAM BALANCED FUND
                      (A SERIES OF PUTNAM EQUITY FUNDS)

                              December 13, 1994


Assets:

     Cash . . . . . . . . . . . . . . . . . . . . . . .     $20,000.00
     Estimated deferred organization expenses
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                              --------

Total assets. . . . . . . . . . . . . . . . . . . . . .      26,425.00

Liabilities:

     Estimated organization expenses payable
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                              --------
Commitments (Notes 1, 2 and 3)
     Net assets applicable to 2,352.941 Class A
     shares outstanding . . . . . . . . . . . . . . . .        $20,000
                                                               =======

Computation of net asset value, redemption and offering
     price per share:
     Net asset value and redemption price per share
     ($20,000 divided by 2,352.941 shares). . . . . . .          $8.50
                                                                ======

Offering price per Class A share (100/94.25 of $8.50),
     reduced on sales of $50,000 or more and in certain
     other circumstances -- see "HOW TO BUY SHARES" . .          $9.02
                                                                 =====

     See Notes to Statement of Assets and Liabilities
                     STATEMENT OF ASSETS AND LIABILITIES
                           PUTNAM BASIC VALUE FUND
                      (A SERIES OF PUTNAM EQUITY FUNDS)

                              December 13, 1994


Assets:

     Cash . . . . . . . . . . . . . . . . . . . . . . .     $20,000.00
     Estimated deferred organization expenses
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                              --------
Total assets. . . . . . . . . . . . . . . . . . . . . .      26,425.00

Liabilities:

     Estimated organization expenses payable
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                              --------
Commitments (Notes 1, 2 and 3)
     Net assets applicable to 2,352.941 Class A
     shares outstanding . . . . . . . . . . . . . . . .        $20,000
                                                              ========

Computation of net asset value, redemption and offering
     price per share:
     Net asset value and redemption price per share
     ($20,000 divided by 2,352.941 shares). . . . . . .          $8.50
                                                                ======

Offering price per Class A share (100/94.25 of $8.50),
     reduced on sales of $50,000 or more and in certain
     other circumstances -- see "HOW TO BUY SHARES" . .          $9.02
                                                                ======

     See Notes to Statement of Assets and Liabilities
                     STATEMENT OF ASSETS AND LIABILITIES
                         PUTNAM GLOBAL UTILITIES FUND
                      (A SERIES OF PUTNAM EQUITY FUNDS)

                              December 13, 1994


Assets:

     Cash . . . . . . . . . . . . . . . . . . . . . . .     $20,000.00
     Estimated deferred organization expenses
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                             ---------
Total assets. . . . . . . . . . . . . . . . . . . . . .      26,425.00

Liabilities:

     Estimated organization expenses payable
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                            ----------
Commitments (Notes 1, 2 and 3)
     Net assets applicable to 2,352.941 Class A
     shares outstanding . . . . . . . . . . . . . . . .        $20,000
                                                              ========

Computation of net asset value, redemption and offering
     price per share:
     Net asset value and redemption price per share
     ($20,000 divided by 2,352.941 shares). . . . . . .          $8.50
                                                               =======

Offering price per Class A share (100/94.25 of $8.50),
     reduced on sales of $50,000 or more and in certain
     other circumstances -- see "HOW TO BUY SHARES" . .          $9.02
                                                               =======

     See Notes to Statement of Assets and Liabilities
                     STATEMENT OF ASSETS AND LIABILITIES
                    PUTNAM REAL ESTATE OPPORTUNITIES FUND
                      (A SERIES OF PUTNAM EQUITY FUNDS)

                              December 13, 1994


Assets:

     Cash . . . . . . . . . . . . . . . . . . . . . . .     $20,000.00
     Estimated deferred organization expenses
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                            ----------
Total assets. . . . . . . . . . . . . . . . . . . . . .      26,425.00

Liabilities:

     Estimated organization expenses payable
     (Note 1) . . . . . . . . . . . . . . . . . . . . .       6,425.00
                                                            ----------

Commitments (Notes 1, 2 and 3)
     Net assets applicable to 2,352.941 Class A
     shares outstanding . . . . . . . . . . . . . . . .        $20,000
                                                              ========

Computation of net asset value, redemption and offering
     price per share:
     Net asset value and redemption price per share
     ($20,000 divided by 2,352.941 shares). . . . . . .          $8.50
                                                                ======

Offering price per Class A share (100/94.25 of $8.50),
     reduced on sales of $50,000 or more and in certain
     other circumstances -- see "HOW TO BUY SHARES" . .          $9.02
                                                                ======

     See Notes to Statement of Assets and Liabilities
               NOTES TO STATEMENTS OF ASSETS AND LIABILITIES

NOTE 1.  ORGANIZATION

The Trust was organized as a Massachusetts business trust under an Agreement and Declaration of Trust, dated October 31, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified, management investment company, consisting of a series of investment portfolios (the"Funds"), each of which is represented by a separate series of shares of beneficial interest. The Trust currently consists of five Funds. Financial Statements for only Putnam Balanced Fund, Putnam Basic Value Fund, Putnam Global Utilities Fund and Putnam Real Estate Opportunities Fund are contained in this SAI. Each Fund offers Class A shares. The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares. The Trust has had no operations other than those relating to organizational matters and the initial capital contribution of $100,000 to the Trust. Each Fund's outstanding shares are owned by Putnam Investments, Inc.

Upon the sale of its shares to the public, the Trust will become liable for registration fees payable to the Securities and Exchange Commission and for not more than $125,000 of expenses in connection with its organization and the initial public offering of its shares. Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., will pay any such expenses in excess of that amount and will pay all such expenses in the event that the initial public offering is withdrawn. At December 13, 1994, estimated deferred organization expenses for each Fund are $6,425.00 based upon estimated registration, legal and accounting costs. Each Fund will amortize such expenses borne by it over its first five years of operation based upon projected net asset levels. Putnam Investments, Inc. has agreed that if any of the initial shares of any Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

NOTE 2.  MANAGEMENT CONTRACT

The Trust has entered into a Management Contract with Putnam Management. As compensation for the services rendered, facilities furnished, and expenses borne by Putnam Management, the Trust will pay Putnam Management a fee, computed and paid quarterly based on the average net assets of each Fund for the quarter. Such fee is based on the following annual rates: Putnam Balanced Fund - 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter; Putnam Real Estate Opportunities Fund and Putnam Basic Value Fund - 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter; and Putnam Global Utilities Fund - 0.80% of the first $500 million, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

NOTE 3.  DISTRIBUTION PLAN

The Trust has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 relating to its Class A shares. Each Fund will, upon the approval of such payments by the Trustees of such Fund, pay Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., a quarterly distribution fee at the annual rate of up to 0.35% of the average net assets of the Fund represented by Class A shares. No payments are presently being made under the Distribution Plan.

                             TABLE OF CONTENTS


MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-25

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-30

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . .II-40

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-41

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . . . . . .II-54

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . .II-55

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . .II-60

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .II-61

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . .II-61

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . . . . . .II-61

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . . . . .II-63

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-67

                             THE PUTNAM FUNDS
                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                  PART II

The following information applies generally to your fund and to the other Putnam funds. In certain cases the discussion applies to some but not all of the funds or their shareholders, and you should refer to your prospectus to determine whether the matter is applicable to you or your fund. You will also be referred to
Part I for certain information applicable to your particular fund. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENT PRACTICES

YOUR FUND'S PROSPECTUS STATES WHICH OF THE FOLLOWING INVESTMENT
PRACTICES ARE AVAILABLE TO YOUR FUND.  THE FACT THAT YOUR FUND IS
AUTHORIZED TO ENGAGE IN A PARTICULAR PRACTICE DOES NOT
NECESSARILY MEAN THAT IT WILL ACTUALLY DO SO.  YOU SHOULD
DISREGARD ANY PRACTICE DESCRIBED BELOW WHICH IS NOT MENTIONED IN
THE PROSPECTUS.

SHORT-TERM TRADING

In seeking the fund's objectives(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

LOWER-RATED SECURITIES

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"), to the extent described in the prospectus. The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus or Part I of this SAI for a description of security ratings.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely
affect the values of lower-rated securities.   Changes by
recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to privately-issued securities. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

If the fund's prospectus describes so-called "zero-coupon" bonds and "payment-in-kind" bonds as possible investments, the fund may invest without limit in such bonds unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, the fund could be required at times to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

INVESTMENTS IN MISCELLANEOUS FIXED INCOME SECURITIES

Unless otherwise specified in the prospectus or elsewhere in this SAI, if the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities, it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations under normal market conditions.

PRIVATE PLACEMENTS

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net assets value.

MORTGAGE RELATED SECURITIES

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

FORWARD COMMITMENTS

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements up to the limit specified in the prospectus. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the fund may invest without limit in the types of futures contracts and related options identified in the prospectus for hedging and non-hedging purposes. The use of futures and options transactions for purposes other than hedging entails greater risks. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

FOREIGN SECURITIES

Under its current policy, which may be changed without shareholder approval, the fund may invest up to the limit of its total assets specified in its prospectus in securities principally traded in markets outside the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. Since foreign securities are normally denominated and traded in foreign currencies, the value of the fund's assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that the fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

FOREIGN CURRENCY TRANSACTIONS

Unless otherwise specified in the prospectus or Part I of this SAI, the fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase). In connection with position hedging, the fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

TAXES

TAXATION OF THE FUND. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months;

(c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(d) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

EXEMPT-INTEREST DIVIDENDS. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Under the 30% of gross income test described above (see "Taxation of the fund"), the fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain fund assets to be treated as held for less than three months.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

RETURN OF CAPITAL DISTRIBUTIONS. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the debt and equity securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BACKUP WITHHOLDING. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect.
An individual's taxpayer identification number is his or her social security number.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (69), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc. and Rockefeller Group, Inc.

+WILLIAM F. POUNDS (67), Vice Chairman.  Professor of Management,
Alfred P. Sloan School of Management, Massachusetts Institute of
Technology.  Director of  EG&G, Inc., Fisher Price, Inc., IDEXX,
M/A-COM, Inc., and Sun Company, Inc.

JAMESON A. BAXTER (52), Trustee. President, Baxter Associates, Inc. (consultants to management). Director of Avondale Federal Savings Bank, ASHTA Chemicals, Inc. and Banta Corporation. Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (67), Trustee.  Vice Chairman, North American
Management Corp. (a registered investment adviser). Director of The Boston Company, Inc. and Boston Safe Deposit and Trust
Company.

ELIZABETH T. KENNAN (57), Trustee.  President Emeritus and
Professor, Mount Holyoke College.  Director, the Kentucky Home
Life Insurance Companies, NYNEX Corporation, Northeast Utilities and Talbots. Trustee of the University of Notre Dame.

*LAWRENCE J. LASSER (52), Trustee and Vice President.  President,
Chief Executive Officer and Director of Putnam Investments, Inc.
and Putnam Investment Management, Inc.  Director of Marsh &
McLennan Companies, Inc.

JOHN A. HILL (53), Trustee.  Chairman and Managing Director,
First Reserve Corporation (a registered investment adviser).
Director, Lantana Corporation, Maverick Tube Corporation, Snyder
Oil Corporation and various First Reserve Funds.

+ROBERT E. PATTERSON (50), Trustee.  Executive Vice President,
Cabot Partners Limited Partnership (a registered investment adviser).

*DONALD S. PERKINS (68), Trustee. Director of various corporations, including American Telephone & Telegraph Company, AON Corp., Cummins Engine Company, Inc., Illinois Power Company, Inland Steel Industries, Inc., Kmart Corporation, LaSalle Street Fund, Inc., Springs Industries, Inc., TBG, Inc. and Time Warner Inc.

*#GEORGE PUTNAM III (44), Trustee.  President, New Generation
Research, Inc. (publisher of bankruptcy information).  Director,
World Environment Center.

ELI SHAPIRO (79), Trustee. Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of Nomura Dividend Fund, Inc. (a privately held registered investment company managed by Putnam Management) and former Trustee of the Putnam funds (1984-1990).

*A.J.C. SMITH (61), Trustee. Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.

W. NICHOLAS THORNDIKE (62), Trustee. Director of various corporations and charitable organizations, including Courier Corporation and Providence Journal Co. Also, Trustee and President of Massachusetts General Hospital and Trustee of Bradley Real Estate Trust and Eastern Utilities Associates.

OFFICERS NAME (AGE)

CHARLES E. PORTER (57), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA C. FLAHERTY (48), Senior Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Management.

WILLIAM N. SHIEBLER (53), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President and
Director of Putnam Mutual Funds.

GORDON H. SILVER (48), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

JOHN R. VERANI (56), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

PAUL M. O'NEIL (42), Vice President.  Vice President of Putnam
Investments, Inc. and Putnam Management.

JOHN D. HUGHES (60), Vice President and Treasurer.

BEVERLY MARCUS (51), Clerk and Assistant Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

                       -----------------

Certain other officers of Putnam Management are officers of the fund. SEE "ADDITIONAL OFFICERS" IN PART I OF THIS SAI. The mailing address of each of the officers and Trustees is One Post
Office Square, Boston, Massachusetts 02109.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to January, 1992, Ms. Baxter was Vice President and Principal, Regency Group, Inc. and Consultant, The First Boston Corporation. Prior to May, 1991, Dr. Pounds was Senior Advisor to the Rockefeller Family and Associates, Chairman of Rockefeller Trust Company and Director of Rockefeller Group, Inc. During the past five years Dr. Shapiro has provided economic and financial consulting services to various clients. Prior to November, 1990, Mr. Shiebler was President and Chief Operating Officer of the Intercapital Division of Dean Witter Reynolds, Inc., Vice President of the Dean Witter funds and Director of Dean Witter Trust Company.

Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. FOR DETAILS OF TRUSTEES' FEES PAID BY THE FUND AND INFORMATION CONCERNING RETIREMENT GUIDELINES FOR THE TRUSTEES, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

PUTNAM MANAGEMENT AND ITS AFFILIATES

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with over $78 billion in assets in nearly 4.5 million shareholder accounts at June 30, 1995. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At June 30, 1995, Putnam Management and its affiliates managed over $109 billion in assets, including over $16 billion in tax-exempt securities and over $47 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

FOR DETAILS OF PUTNAM MANAGEMENT'S COMPENSATION UNDER THE MANAGEMENT CONTRACT, SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan. The only such limitation as of the date of this SAI (applicable to any fund registered for sale in California) was 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any excess over $100 million.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. THE TERMS OF ANY EXPENSE LIMITATION FROM TIME TO TIME IN EFFECT ARE DESCRIBED IN EITHER THE PROSPECTUS OR PART I OF THIS SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. THE AMOUNT OF THIS REIMBURSEMENT FOR THE FUND'S MOST RECENT FISCAL YEAR IS INCLUDED IN "CHARGES AND EXPENSES" IN PART I OF THIS SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION CONCERNING COMMISSIONS PAID BY THE FUND.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION ON SALES CHARGES AND OTHER PAYMENTS RECEIVED BY PUTNAM MUTUAL FUNDS.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Quality Tested Service Seal every year since the award's 1990 inception. Over 10,000 tests of 38 separate shareholder service components demonstrated that Putnam Investor Services tied for highest scores, with two other mutual fund companies, in all categories.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR INFORMATION
ON FEES AND REIMBURSEMENTS FOR INVESTOR SERVICING AND CUSTODY
RECEIVED BY PFTC.  THE FEES MAY BE REDUCED BY CREDITS ALLOWED BY
PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment
Company Act of 1940.

HOW TO BUY SHARES

GENERAL

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class M shares of a Putnam fund at net asset value through an employer's defined contribution plan, please consult your employer. Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge ("CDSC"). See "General--Sales without sales charges or contingent deferred sales charges," "Additional Information About Class A and Class M shares," and "Contingent Deferred Sales Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase.
The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares at the end of the month eight years after the purchase date. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information.

Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft (normally the 20th of each month, or the next business day thereafter). Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the next day following the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

PAYMENT IN SECURITIES. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form. The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. In the case of Putnam American Government Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Capital Appreciation Fund, Putnam Preferred Income Fund, Putnam Diversified Equity Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, The Putnam Fund for Growth & Income, Putnam Global Governmental Income Trust, Putnam Growth and Income Fund II, Putnam High Yield Advantage Fund, Putnam Investment Funds, Putnam Intermediate Tax Exempt Fund, Putnam Investment-Grade Bond Fund, Putnam Municipal Income Fund, Putnam Natural Resources Fund, Putnam OTC Emerging Growth Fund, Putnam Overseas Growth Fund, Putnam Tax Exempt Income Fund and Putnam Tax-Free Income Trust, transactions involving the issuance of fund shares for securities or assets other than cash will be limited to a bona-fide re-organization or statutory merger and to other acquisitions of portfolio securities that meet all the following conditions: (a) such securities meet the investment objective(s) and policies of the fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable, as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or The Nasdaq Stock Market, Inc. In addition, Putnam Global Governmental Income Trust may accept only investment grade bonds with prices regularly stated in publications generally accepted by investors, such as the London Financial Times and the Association of International Bond Dealers manual, or securities listed on the New York or American Stock Exchanges or on The Nasdaq Stock Market, Inc. Putnam Diversified Income Trust may accept only bonds with prices regularly stated in publications generally accepted by investors. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Mutual Funds.

SALES WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES.
The fund may sell shares without a sales charge or CDSC to:

     (i) current and retired Trustees of the fund; officers of the fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

     (ii) employee benefit plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

     (iii) clients of administrators of tax-qualified employee benefit plans which have entered into agreements with Putnam Mutual Funds (not offered by tax-exempt funds);

     (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their spouses and children under age 21 (Putnam Mutual Funds is regarded as the dealer of record for all such accounts);

     (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

     (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

     (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with Putnam Mutual Funds with respect to such accounts.

In addition, the fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class M shares at net asset value to members of qualified groups. See "Group purchases of class A and class M shares" below.

PAYMENTS TO DEALERS. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

ADDITIONAL INFORMATION ABOUT CLASS A AND CLASS M SHARES

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual Funds will give dealers ten days' notice of any changes in the dealer discount. Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

     (i) an individual, or a "company" as defined in Section
     2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

     (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

     (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

     (iv) tax-exempt organizations qualifying under Section
     501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a
     "403(b) plan") of the Code; and

     (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

     (i) the investor's current purchase; and

     (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

     (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

STATEMENT OF INTENTION. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount
indicated is not purchased.   When the full amount indicated has
been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual
Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

GROUP PURCHASES OF CLASS A AND CLASS M SHARES. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge;
(iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

EMPLOYEE BENEFIT PLANS; INDIVIDUAL ACCOUNT PLANS. The term "employee benefit plan" means any plan or arrangement, whether or not tax-qualified, which provides for the purchase of class A shares. The term "affiliated employer" means employers who are affiliated with each other within the meaning of Section 2(a)(3)(C) of the Investment Company Act of 1940. The term "individual account plan" means any employee benefit plan whereby
(i) class A shares are purchased through payroll deductions or otherwise by a fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate investing account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

The table of sales charges in the prospectus applies to sales to employee benefit plans, except that the fund may sell class A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services. The fund may also sell class A shares at net asset value to participant-directed qualified retirement plans with at least 200 eligible employees, or prior to December 1, 1995, a plan sponsored by an employer or by affiliated employers which have at least 750 employees and, beginning December 1, 1995, the fund may sell class M shares at net asset value to participant-directed qualified retirement plans with at least 50 eligible employees.

A participant-directed qualified retirement plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in the other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value based on the size of the purchase as described in the prospectus. These investments will also be included for purposes of the discount privileges and programs described above.

Additional information about participant-directed qualified retirement plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

CONTINGENT DEFERRED SALES CHARGES

CLASS A SHARES. Class A shares purchased at net asset value by shareholders investing $1 million or more, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase. The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed. The CDSC does not apply to shares sold without a sales charge through participant-directed qualified retirement plans and shares purchased by certain investors investing $1 million or more that have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission described in the next paragraph.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases of such shares, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, during the one-year period beginning with the date of the initial purchase at net asset value and each subsequent one-year period beginning with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees, or prior to December 1, 1995, a plan sponsored by an employer with more than 750 employees), Putnam Mutual Funds pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter, except that commissions on sales prior to December 1, 1995 are based on cumulative purchases during the life of the account and are paid at the rate of 1.00% of the amount under $3 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%. Money market fund shares are excluded from all commission calculations, except for determining the amount initially invested by a participant-directed qualified retirement plan. Commissions on sales at net asset value to such plans are subject to Putnam Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased before April 1, 1994.

CLASS B AND CLASS C SHARES. Investors who set up an Automatic Cash Withdrawal Plan ("ACWP") for a class B and class C share account (see "Plans available to shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment. Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This ACWP privilege may be revised or terminated at any time.

ALL SHARES. No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual or Uniform Transfers to Minors Act accounts, in case of death or disability or for the purpose of paying benefits pursuant to tax-qualified retirement plans. Such payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. The fund will also waive any CDSC in the case of the death of one joint tenant. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

If plan payments are made to reimburse Putnam Mutual Funds for payments to dealers based on the average net asset value of fund shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account means the product of (i) the fund's average daily share balance of the account and (ii) the fund's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Putnam Mutual Funds may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

INVESTOR SERVICES

SHAREHOLDER INFORMATION

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.

YOUR INVESTING ACCOUNT

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How to sell shares" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact
Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining
Investing Accounts.

REINSTATEMENT PRIVILEGE

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the Exchange Privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

EXCHANGE PRIVILEGE

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shares of the fund must be held at least 15 days by the shareholder requesting an exchange. There is no holding period if the shareholder acquired the shares to be exchanged through reinvestment of distributions, transfer from another shareholder, prior exchange or certain employer-sponsored defined contribution plans. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder requesting the exchange.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

PLANS AVAILABLE TO SHAREHOLDERS

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these plans at any time.

AUTOMATIC CASH WITHDRAWAL PLAN ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

TAX QUALIFIED RETIREMENT PLANS; 403(B) AND SEP PLANS.  (NOT
OFFERED BY FUNDS INVESTING PRIMARILY IN TAX-EXEMPT SECURITIES.)
Investors may purchase shares of the fund through the following
Tax Qualified Retirement Plans, available to qualified individuals or organizations:

     Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

     Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of
Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security
Act of 1974, or otherwise, is recommended.

SIGNATURE GUARANTEES

Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by
(i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of
(A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past ten fiscal years (or for the life of the fund, if shorter) is reflected in the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return during the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these comparisons to its shareholders or to potential
investors.   THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED
ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
     highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

     CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

     THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

     THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

     THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

     CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

     THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

     THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

     THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

     THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations
     (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

     THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

     THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

     THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

     THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

     THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

     THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

     THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

     THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non
     $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

     STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

DEFINITIONS

"Putnam Management"         --  Putnam Investment Management,
                                Inc., the fund's investment
                                manager.

"Putnam Mutual Funds"       --  Putnam Mutual Funds Corp., the
                                fund's principal underwriter.

"Putnam Fiduciary Trust     --  Putnam Fiduciary Trust Company,
 Company"                       the fund's custodian.

"Putnam Investor Services"  --  Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the fund's
                                investor servicing agent.